Exhibit 10.17
U.S. Patent and Trademark Office Notice of Registration
Of Trademark for “Labwire”

Int. Cis: 35, 41 and 42
Prior U.S. Cls:100, 101, 102 and 107	Reg. No. 2,674,091
United States Patent and Trademark Office	Registered Jan. 14, 2003
Corrected	OG Date June 24, 2003

SERVICE MARK
PRINCIPAL REGISTER

LABWIRE

WORKPLACE HEALTH, INC. (ALASKA	FIRST USE 12-1-2000; IN COMMERCE
CORPORATION)	12-1-2000
1022O SW GREENBURG RD. STE. 210
PORTLAND, OR 972235530

FOR: PROVIDING INFORMATION,	FOR: PROVIDING TRAINING IN THE
ANALYSIS AND CONSULTATION IN	FIELD OF HUMAN ASSET AND PER-
THE (FILED) * HELD * OF HUMAN	SONNEL MANAGEMENT, IN CLASS 41
ASSET AND PERSONNEL MANAGE-	(U.S. CLS. 100, 101, AND 107)
MENT VIA A GLOBAL COMPUTER IN-
FORMATION NETWORK; PROVIDING	FIRST USE 12-1-2000; IN COMMERCE
ON-LINE SALES, MARKETING AND	12-1-2000.
OPERATIONAL INFORMATION,
NAMELY, BILLING, PAYMENT, ORDERING
AND PROMOTIONAL INFORMATION FOR	FOR: PROVIDING LABORATORY
CLINICAL AND MEDICAL LABORATORIES	AND HEALTH INFORMATION VIA A
AND THEIR CUSTOMERS;AND PROVIDING	GLOBAL COMPUTER INFORMATION
ON-LINE SALES, MARKETING AND OPERA-	NETWORK, IN CLASS 42 (U.S. CLS. 100
TIONAL INFORMATION, NAMELY, TEST	AND 101).
RESUTLS, FOR CLINICAL AND MEDICAL
LABORATORIES AND THEIR CUSTOMERS,	FIRST USE 12-1-2000; IN COMMERCE
IN CLASS 35 (U.S. CLS, 100, 101 AND 102)	12-1-2000.

SER. N
O. 76-256,479, FIELD 5-11-2001.

  In testimony whereof I have hereunto set my hand
  and caused the seal of The Patent and Trademark
  Office to be affixed on June 24, 2003.

DIRECTOR OF THE U.S. PATENT AND TRADEMARK OFFICE